Akros Absolute Return Fund

Series of Trust for Professional Managers

Supplement to Statement of Additional Information dated September 30, 2005

Effective on June 3, 2006, the disclosure on page B-11 of the Statement of Additional Information is modified to read as follows:

Initial Public Offerings
The Fund may invest in securities of companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Additionally, the last sentence of the first paragraph on page B-4 of the SAI is modified to read as follows:

The investment objective and strategies and policies described in the Prospectus may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Please retain this Supplement with your Statement of Additional Information for reference.

The date of this Supplement is May 4, 2006.